                                                                   EXHIBIT 99.18

                                                        CENDANT - RWT TO SEQUOIA

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                                       FOR

             MORTGAGE LOAN FLOW PURCHASE, SALE & SERVICING AGREEMENT

                                       AND

                    ADDITIONAL COLLATERAL SERVICING AGREEMENT

         THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated as of September 25, 2003 (the "Assignment"), is entered into among RWT Holdings, Inc. (the "Assignor"), Sequoia Residential Funding, Inc. (the "Assignee"), and Cendant Mortgage Corporation ("Cendant") as the servicer (the "Servicer").

                                    RECITALS

         WHEREAS, the Assignor, the Sellers (as defined below) and the Servicer have entered into a certain Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of August 1, 2002, with RWT Holdings as purchaser, Cendant Mortgage Corporation as servicer and seller, Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust) as seller, (Cendant and Bishop's Gate Residential Mortgage Trust, together, the "Sellers"), and Redwood Trust, Inc., as guarantor, (as amended or modified to the date hereof, the "Flow Purchase and Servicing Agreement"), and Servicer has agreed to service mortgage loans (the "Mortgage Loans") under the Flow Purchase and Servicing Agreement. In addition, certain of the Mortgage Loans are subject to the Additional Collateral Servicing Agreement, dated as of August 1, 2002 (the "Additional Collateral Agreement" and, together with the Flow Purchase and Servicing Agreement, the "Agreements"), between the Assignor and the Servicer and, notwithstanding anything to the contrary, Servicer will service the Mortgage Loans that are subject to the Additional Collateral Agreement under the Additional Collateral Agreement; and

         WHEREAS, the Assignor has acquired certain Mortgage Loans separately from Merrill Lynch Credit Corporation and from Merrill Lynch Bank & Trust Co., and not from Cendant, (the "Specified Mortgage Loans") which are listed on the mortgage loan schedule attached as Exhibit I hereto (the "Specified Mortgage Loan Schedule") and Cendant has agreed to service the Specified Mortgage Loans pursuant to the Agreements; and

         WHEREAS, the Assignor has agreed to sell, assign and transfer to Assignee all of its right, title and interest in the Specified Mortgage Loans listed on the Specified Mortgage Loan Schedule and its rights under the Agreements with respect to the Specified Mortgage Loans; and

         WHEREAS, the parties hereto have agreed that the Specified Mortgage Loans shall be subject to the terms of this Assignment.

         NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

         1.       Assignment and Assumption.

                  (a) Effective on and as of the date hereof, the Assignor hereby sells, assigns and transfers to the Assignee all of its right, title and interest in the Specified Mortgage Loans and all of its rights and obligations provided under the Agreements to the extent relating to the Specified Mortgage Loans, the Assignee hereby accepts such assignment from the Assignor, and the Servicer hereby acknowledges such assignment and assumption.

                  (b) Effective on and as of the date hereof, the Assignor represents and warrants to the Assignee that the Assignor has not taken any action that would serve to impair or encumber the Assignee's interest in the Specified Mortgage Loans since the date of the Assignor's acquisition of the Specified Mortgage Loans.

         2.       Recognition of the Assignee.

         From and after the date hereof, the Servicer shall recognize the Assignee as the holder of the rights and benefits of the Purchaser with respect to the Specified Mortgage Loans and the Servicer will service the Specified Mortgage Loans for the Assignee as if the Assignee and the Servicer had entered into separate servicing agreements for the servicing of the Specified Mortgage Loans in the form of the Flow Purchase and Servicing Agreement and the Additional Collateral Agreement with the Assignee as the Purchaser thereunder, the terms of which Agreements are incorporated herein by reference. It is the intention of the parties hereto that this Assignment will be a separate and distinct agreement, and the entire agreement, between the parties hereto to the extent of the Specified Mortgage Loans and shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto.

         3.       Representations and Warranties.

                  (a) The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Servicer or the Assignor other than those contained in the Agreements or this Assignment.

                  (b) Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

                  (c) Each of the parties hereto represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

         4.       Continuing Effect.

         Except as contemplated hereby, the Agreements shall remain in full force and effect in accordance with their terms.

         5.       Governing Law.

         This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

         6.       Notices.

         Any notices or other communications permitted or required under the Agreements to be made to the Assignor and Assignee shall be made in accordance with the terms of the Agreements and shall be sent to the Assignor and Assignee as follows:

                               RWT Holdings, Inc.
                         One Belvedere Place, Suite 310
                              Mill Valley, CA 94941

                        Sequoia Residential Funding, Inc.
                         One Belvedere Place, Suite 330
                              Mill Valley, CA 94941

or to such other address as may hereafter be furnished by the Assignor or Assignee to the other parties in accordance with the provisions of the Agreements.

         7.       Counterparts.

         This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

         8.       Definitions.

         Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreements.

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         IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

                                     ASSIGNOR:

                                     RWT HOLDINGS, INC.

                                     By: _______________________________________
                                     Name: _____________________________________
                                     Title: ____________________________________

                                     ASSIGNEE:

                                     SEQUOIA RESIDENTIAL FUNDING, INC.

                                     By: _______________________________________
                                     Name: _____________________________________
                                     Title: ____________________________________

                                     SERVICER:

                                     CENDANT MORTGAGE CORPORATION

                                     By: _______________________________________
                                     Name: _____________________________________
                                     Title: ____________________________________

                                    EXHIBIT I

                        SPECIFIED MORTGAGE LOAN SCHEDULE

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